Exhibit 10.6

July 21, 2006

To:	Sabine Pass LNG, L.P.	From:	Societe Generale, New York
Attn:	Mr. Graham McArthur	Attn:	IRD Documentation
	717 Texas Avenue	Tel:	212-278-7145 / 7087 / 7182
	Houston, TX 77002	Fax:	212-278-7650
Tel:	(832) 204-2290
Fax:	(713) 659-5459

Re:	SGNY Ref # DFP0613413

Dear	Mr. McArthur:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated in this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the 1992 ISDA Master Agreement dated as of February 25, 2005, as amended and supplemented from time to time (the “Agreement”), between Societe Generale, New York Branch (“Party A”) and Sabine Pass LNG, L.P. (“Party B”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	See attached Notional Schedule

Trade Date:	July 21, 2006

Effective Date:	October 25, 2006

Termination Date:	March 25, 2009, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	Party B

Fixed Rate Payer Payment Dates:	The 25th of each March and September, commencing March 25, 2007, up to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	5.690%

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Payment Dates:	The 25th of each March and September, commencing March 25, 2007, up to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate for initial
Calculation Period:	To be determined

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Method of Averaging:	Weighted

Compounding:	Inapplicable

Business Days:	New York and London

Calculation Agent:	Party A, or as stated in the Agreement

2.	Account Details

Payments to Party A:	Federal Reserve Bank of New York
ABA 026-004-226
F/O Societe Generale, NY
Account No.: 9020721

Payments to Party B:	PLEASE ADVISE

3.	Offices:

(a)	The Office of Party A for the Transaction is New York; and

(b)	The Office of Party B for the Transaction is Houston, Texas.

4.	Non-Reliance:

Each party represents that (i) it is not relying upon any advice (whether written or oral) of the other party to this Transaction, other than the representations expressly set forth in the Agreement or this Confirmation; (ii) it has made its own decisions in entering into this Transaction based upon advice from such professional advisors as it has deemed necessary; and (iii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing one copy of this Confirmation and returning it to us.

Yours sincerely,

SOCIETE GENERALE,
NEW YORK BRANCH

By:	/s/ Liliana Gowdie
Name:	Liliana Gowdie
Title:	Vice President

By:	/s/ Stacey Hughes
Name:	Stacey Hughes
Title:	Managing Director

Confirmed as of the date first written above:

SABINE PASS LNG, L.P.

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

NOTIONAL SCHEDULE

Period Start Date	Period End Date	Rate Reset Date	Payment Date	Notional Amount (USD)
10/25/2006	11/27/2006	10/23/2006		10,338,933
11/27/2006	12/27/2006	11/23/2006		22,907,984
12/27/2006	1/25/2007	12/21/2006		28,574,269
1/25/2007	2/26/2007	1/23/2007		37,895,858
2/26/2007	3/26/2007	2/22/2007	3/26/2007	46,826,584
3/26/2007	4/25/2007	3/22/2007		60,570,346
4/25/2007	5/25/2007	4/23/2007		70,193,862
5/25/2007	6/25/2007	5/23/2007		88,165,136
6/25/2007	7/25/2007	6/21/2007		93,981,320
7/25/2007	8/28/2007	7/23/2007		105,327,117
8/28/2007	9/25/2007	8/23/2007	9/25/2007	111,713,348
9/25/2007	10/25/2007	9/21/2007		119,675,507
10/25/2007	11/26/2007	10/23/2007		125,443,591
11/26/2007	12/27/2007	11/22/2007		141,914,888
12/27/2007	1/25/2008	12/21/2007		142,634,770
1/25/2008	2/25/2008	1/23/2008		148,153,701
2/25/2008	3/25/2008	2/21/2008	3/25/2008	155,028,058
3/25/2008	4/25/2008	3/19/2008		157,590,065
4/25/2008	5/27/2008	4/23/2008		163,504,040
5/27/2008	6/25/2008	5/22/2008		183,468,801
6/25/2008	7/25/2008	6/23/2008		189,220,065
7/25/2008	8/26/2008	7/23/2008		195,670,330
8/26/2008	9/25/2008	8/21/2008	9/25/2008	201,152,786
9/25/2008	10/27/2008	9/23/2008		206,376,309
10/27/2008	11/25/2008	10/23/2008		212,117,347
11/25/2008	12/29/2008	11/21/2008		230,844,731
12/29/2008	1/26/2009	12/23/2008		231,877,311
1/26/2009	2/25/2009	1/22/2009		233,268,170
2/25/2009	3/25/2009	2/23/2009	3/25/2009	275,000,000

July 21, 2006

To:	Sabine Pass LNG, L.P.	From:	Societe Generale, New York
Attn:	Mr. Graham McArthur	Attn:	IRD Documentation
	717 Texas Avenue	Tel:	212-278-7145 / 7087 / 7182
	Houston, TX 77002	Fax:	212-278-7650
Tel:	(832) 204-2290
Fax:	(713) 659-5459

Re:	SGNY Ref # DFP0613416

Dear	Mr. McArthur:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Swap Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc. (“ISDA”) are incorporated in this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the 1992 ISDA Master Agreement dated as of February 25, 2005, as amended and supplemented from time to time (the “Agreement”), between Societe Generale, New York Branch (“Party A”) and Sabine Pass LNG, L.P. (“Party B”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount:	See attached Notional Schedule

Trade Date:	July 21, 2006

Effective Date:	March 25, 2009

Termination Date:	July 1, 2015, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts:

Fixed Rate Payer:	Party B

1

Fixed Rate Payer Payment Dates:	The 25th of each March and September, commencing September 25, 2009, up to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Rate:	5.690%

Fixed Rate Day Count Fraction:	Actual/360

Floating Amounts:

Floating Rate Payer:	Party A

Floating Rate Payer Payment Dates:	The 25th of each March and September, commencing September 25, 2009, up to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

Floating Rate Option:	USD-LIBOR-BBA

Floating Rate for initial
Calculation Period:	To be determined

Designated Maturity:	Six month, except for the final Calculation Period which shall be linearly interpolated

Spread:	None

Floating Rate Day Count Fraction:	Actual/360

Reset Dates:	The first day of each Calculation Period

Compounding:	Inapplicable

Business Days:	New York and London

Calculation Agent:	Party A, or as stated in the Agreement

2. Account Details

Payments to Party A:	Federal Reserve Bank of New York
ABA 026-004-226
F/O Societe Generale, NY
Account No.: 9020721

2

Payments to Party B:	PLEASE ADVISE

3.	Offices:

(a)	The Office of Party A for the Transaction is New York; and

(b)	The Office of Party B for the Transaction is Houston, Texas.

4.	Non-Reliance:

Each party represents that (i) it is not relying upon any advice (whether written or oral) of the other party to this Transaction, other than the representations expressly set forth in the Agreement or this Confirmation; (ii) it has made its own decisions in entering into this Transaction based upon advice from such professional advisors as it has deemed necessary; and (iii) it understands the terms, conditions and risks of this Transaction and is willing to assume (financially and otherwise) those risks.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing one copy of this Confirmation and returning it to us.

Yours sincerely,

SOCIETE GENERALE,
NEW YORK BRANCH

By:	/s/ Liliana Gowdie
Name:	Liliana Gowdie
Title:	Vice President

By:	/s/ Stacey Hughes
Name:	Stacey Hughes
Title:	Managing Director

Confirmed as of the date first written above:

SABINE PASS LNG, L.P.

By:	/s/ Graham McArthur
Name:	Graham McArthur
Title:	Treasurer

3

NOTIONAL SCHEDULE

Period Start Date	Period End Date	Notional Amount (USD)
3/25/2009	9/25/2009	275,000,000.00
9/25/2009	3/25/2010	279,668,745.00
3/25/2010	9/27/2010	284,495,060.00
9/27/2010	3/25/2011	289,484,264.00
3/25/2011	9/26/2011	294,641,853.00
9/26/2011	3/26/2012	299,973,510.00
3/26/2012	9/25/2012	625,000,000.00
9/25/2012	3/25/2013	625,000,000.00
3/25/2013	9/25/2013	323,472,096.00
9/25/2013	3/25/2014	316,642,080.00
3/25/2014	9/25/2014	309,601,618.00
9/25/2014	3/25/2015	302,303,968.00
3/25/2015	7/1/2015	294,766,974.00

4